Exhibit 99.2

First Quarter 2025 Earnings Presentation May 1, 2025

2 Today’s Speakers Marty Kropelnicki Chairman & CEO James Lynch Sr. Vice President, CFO & Treasurer

3 This presentation contains forward - looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (“PSLRA”) . The forward - looking statements are intended to qualify under provisions of the federal securities laws for “safe harbor” treatment established by the PSLRA . Forward - looking statements in this presentation are based on currently available information, expectations, estimates, assumptions and projections, and our management’s beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions . These statements are not statements of historical fact . When used in our documents, statements that are not historical in nature, including words like will, would, expects, intends, plans, believes, may, could, estimates, assumes, anticipates, projects, progress, predicts, hopes, targets, forecasts, should, seeks or variations of these words or similar expressions are intended to identify forward - looking statements . Examples of forward - looking statements in this presentation include, but are not limited to, statements describing expectations regarding financial performance, operating plans, capital investments and expenditures, depreciation, and expectations regarding Group’s plans and proposals pursuant to and progress of the 2024 General Rate Case, water supply outlook, rate base growth, compound annual growth rate, sufficiency of cash and liquidity to support capital investment and growth, annual dividend yield and Hawaii Water Service rate increase . Forward - looking statements are not guarantees of future performance . They are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks . Consequently, actual results or outcomes may vary materially from what is contained in a forward - looking statement . Factors that may cause actual results or outcomes to be different than those expected or anticipated include, but are not limited to : the outcome and timeliness of regulatory commissions’ actions concerning rate relief and other matters, including with respect to the 2024 GRC ; the impact of opposition to rate increases ; our ability to recover costs ; Federal governmental and state regulatory commissions’ decisions, including decisions on proper disposition of property ; changes in state regulatory commissions’ policies and procedures, such as the CPUC’s decision in 2020 to preclude companies from proposing fully decoupled WRAMs, which impacted the 2021 GRC Filing ; changes in California State Water Resources Control Board water quality standards ; changes in environmental compliance and water quality requirements, such as the United States Environmental Protection Agency’s (EPA) finalization of a National Primary Drinking Water Regulation establishing legally enforceable maximum contaminant levels (MCL) for six PFAS in drinking water in 2024 ; the impact of weather, climate change, natural disasters, including wildfires and landslides, and actual or threatened public health emergencies, including disease outbreaks, on our operations, water quality, water availability, water sales and operating results and the adequacy of our emergency preparedness ; electric power interruptions, especially as a result of public safety power shutoff programs ; availability of water supplies ; our ability to invest or apply the proceeds from the issuance of common stock in an accretive manner ; consequences of eminent domain actions relating to our water systems ; our ability to renew leases to operate water systems owned by others on beneficial terms ; increased risk of inverse condemnation losses as a result of the impact of weather, climate change, and natural disasters, including wildfires and landslides ; housing and customer growth ; issues with the implementation, maintenance or security of our information technology systems ; civil disturbances or terrorist threats or acts ; the adequacy of our efforts to mitigate physical and cyber security risks and threats ; the ability of our enterprise risk management processes to identify or address risks adequately ; labor relations matters as we negotiate with the unions ; changes in customer water use patterns and the effects of conservation, including as a result of drought conditions ; our ability to complete, in a timely manner or at all, successfully integrate and achieve anticipated benefits from announced acquisitions ; restrictive covenants in or changes to the credit ratings on our current or future debt that could increase our financing costs or affect our ability to borrow, make payments on debt or pay dividends ; risks associated with expanding our business and operations geographically ; the impact of stagnating or worsening business and economic conditions, including inflationary pressures, general economic slowdown or a recession, changes in tariff policy and uncertainty regarding tariffs and other retaliatory trade measures, the interest rate environment, instability of certain financial institutions, changes in monetary policy, adverse capital markets activity or macroeconomic conditions as a result of geopolitical conflicts, and the prospect of a shutdown of the U . S . federal government ; the impact of market conditions and volatility on unrealized gains or losses on our non - qualified benefit plan investments and our operating results ; the impact of weather and timing of meter reads on our accrued unbilled revenue ; the impact of evolving legal and regulatory requirements, including emerging environmental, social and governance requirements ; the impact of the evolving U . S . political environment that has led to, in some cases, legal challenges and uncertainty around the funding, functioning and policy priorities of U . S . federal regulatory agencies and the status of current and future regulations ; and other risks and unforeseen events described in our Securities and Exchange Commission (“SEC”) filings . In light of these risks, uncertainties and assumptions, investors are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date of this presentation . When considering forward - looking statements, you should keep in mind the cautionary statements included in this paragraph, as well as the Annual Report on Form 10 - K, Quarterly 10 - Q, and other reports filed from time - to - time with the SEC . We are not under any obligation, and we expressly disclaim any obligation to update or alter any forward - looking statements, whether as a result of new information, future events or otherwise . A credit rating is not a recommendation to buy, sell, or hold any securities, and may be changed at any time by the applicable ratings agency and should be evaluated independently of any other information . Forward - Looking Statements and Other Important Information

4 Recent Highlights Strong start to 2025, including increased customer usage, advice letter filings, and general rate increases Progress on the 2024 California General Rate Case (“GRC”); proceeding remains on schedule Annual water supply outlook is positive; CA average snowpack levels are at 99% of normal as of April 9, 2025 1 2 3 4 Favorable decisions in other regulatory matters, including authorized recovery of CA Drought Expenses and Palos Verdes Peninsula Water Reliability Project

Strong Financial Results in Q1 2025 $270.7 $69.9 $0 $50 $100 $150 $200 $250 $300 Operating Revenue Net Income $1.21 $0.00 $0.50 $1.00 $1.50 EPS $204.0 $180.5 $165 $170 $175 $180 $185 $190 $195 $200 $205 Operating Revenue (in millions, except EPS) $13.3 $4.1 $0 $2 $4 $6 $8 $10 $12 $14 Net Income $0.22 $0.07 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 EPS Q1 2025 vs. Q1 2024 Non - GAAP* *As a result of the delayed 2021 California GRC decision, interim rate relief related to 2023 was recorded in Q1 2024. Non - GAAP measures adjust for the impact of 2023 interim rate relief on 2024 results. For more information, see the reconciliation of results and related explanations in the Appendix. Q1 2024 Non - GAAP Q1 2025 Q1 2024 GAAP Q1 2024 Non - GAAP Q1 2025 Q1 2024 Non - GAAP Q1 2025 5

Diluted EPS Q1 2024 to Q1 2025 6 $1.21 $0.22 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Diluted EPS Q1 2024 GAAP vs. Q1 2025 Q1 2024 GAAP Q1 2025 Non - GAAP Q1 2024 to Q1 2025 Bridge

7 Growth in capital investment outpaces depreciation (in millions) 2025 - 2027 TOTAL CapEx 4x DEPRECIATION *Estimates for 2025 - 2027 are based on amounts requested in the 2024 California GRC application plus estimated capital expenditur es in other states; these capital expenditures are subject to review and approval by the CPUC and other regulators. Note: Estimates for 2025 - 2027 exclude anticipated PFAS - related capital investments. Remaining estimated PFAS program expenditure s of $222.5M (before potential offsets) will be incurred over multiple years. $177 $229 $259 $272 $274 $299 $293 $328 $384 $471 $660 $750 $655 $61 $64 $77 $84 $89 $99 $109 $115 $121 $132 $144 $136 $150 $0 $100 $200 $300 $400 $500 $600 $700 $800 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025* 2026* 2027* Capital Investment Depreciation Capital Investment & Depreciation Q1 2025 CapEx $110.1M $36.0M Depreciation

8 Estimated to achieve over $3.3 billion by 2027 * 2025 - 2027 rate base estimates include amounts requested in the 2024 California GRC plus estimated rate base in other states; the se values are not yet adopted and are subject to review and approval by the CPUC and other regulators. Note: Estimates for 2025 - 2027 exclude anticipated PFAS related capital investments. Remaining estimated PFAS program expenditure s of $222.5M (before potential offsets) and are expected to be incurred over multiple years. Regulated Rate Base Growth $1.24 $1.26 $1.61 $1.87 $2.01 $2.20 2.34 $2.58 $2.93 $3.35 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2018 2019 2020 2021 2022 2023 2024 2025* 2026* 2027* (in billions)

Liquidity Profile Group maintains strong liquidity profile to execute capital plan and strategic M&A investments • Expect to have adequate cash to support capital investment and growth • Credit facilities of $600M that can be expanded up to $800M; facilities mature in March 2028 • Global credit rating A+/stable affirmed at S&P Global • Cal Water First Mortgage Bonds rated AA - • Authorized Cal Water capital structure of 53.4 % equity and 46.6 % debt supports future growth As of March 31, 2025 9 (in millions) $44.5 $45.7 $315.0 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Unrestricted cash Restricted cash Available credit

10 Dividend Program Strong history of returning cash to shareholders $0.92 $1.00 $1.04 $1.12 $1.24 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2021 2022 2023 2024 2025* *Anticipated 2025 annual dividend includes one - time $0.04 special dividend 321 st $0.30 Consecutive Quarterly Dividend in Amount of 58 th $1.20 Announced Annual Increase Expected to Yield 2025 Annual Dividend of $0.04 $1.24 One - Time Special Dividend Brings Anticipated 2025 Dividend to 10.71% Announced 2025 Dividend Increase (Reflects One - Time Special Dividend) 7.7% Anticipated Five - Year Dividend CAGR

11 2024 California General Rate Case Key updates since filing : • California Public Advocates issued its report with Cal Water providing rebuttal testimony. • Settlement discussions took place during the month of April. • The next step in the process are hearings before the Administrative Law Judge, which are expected to occur in May. • The case is proceeding as scheduled in the original plan. 11 Investment proposed in Cal Water from 2025 - 27 $1.6B Application proposes Low - Use Water Equity Program that would decouple revenue from water sales to enhance affordability LUWEP Month - long process begun for triennial rate case filing with CPUC 18 (anticipated ) Requests rate adjustments necessary to generate total revenue increases of: • $140.6M , or 17.1%, for 2026 • $74.2M , or 7.7%, for 2027 • $83.6M , or 8.1%, for 2028

Regulatory Updates 12 Hawaii Rate Cases Other CA Regulatory Updates Palos Verdes Peninsula Water Reliability Project: • CPUC approved $14.2 million of incremental costs in rate base and $3.8 million in carrying cost recovery via surcharge. • New base rates effective February 1, 2025; surcharges began April 1, 2025. California Drought Memorandum Account (DRMA): • CPUC approved recovery of $1.4 million in 2021 - 2022 drought - related costs. Surcharges implemented April 1, 2025. Escalation Increase Requests • As part of the 2021 California GRC decision, Cal Water was authorized to request 2025 escalation rate increases for eligible districts. • In November 2024, Cal Water filed for escalation increases in 18 regulated districts that passed the CPUC’s earnings test. • The filing represented an increase of $27.2 million in annual adopted gross revenue. • The full amount of the requested rate increases were approved and implemented on January 1, 2025. Hawaii Water Service – 2024 Ka’anapali General Rate Case • Settlement reached with Division of Consumer Advocacy in Q1 2025 for test year revenue requirement of $7.5 million (up from $6.4 million) on $13.4 million rate base. • Hawaii PUC approved the settlement on April 7, 2025; new rates will become effective in May 2025

Annual Water Supply Update 13 California • Statewide snowpack at 99% of normal, with regional levels ranging from 85% to 120% as of April 9, 2025 • Major reservoirs remain above historical averages, supporting a positive water supply outlook Washington & & New Mexico • No significant water supply concerns anticipated in Washington and New Mexico Hawaii • West Maui remains in drought; targeted conservation efforts underway with local partners

The Year Ahead 14 Continue to progress on 2024 California GRC and work towards a timely and constructive resolution Stay keenly focused on expense management as Cal Water is in the third year of the 2021 GRC Lead water industry efforts to recover PFAS treatment costs from responsible parties Continue to execute our capital investment plan, which includes projects designed to provide high quality water service and supply Execute strategic growth through targeted domestic M&A Provide our customers with best - in - class service and support

Appendix

16 The Company’s revenue, net income, and diluted earnings per share are prepared in accordance with Generally Accepted Accounti ng Principles (GAAP) and represent amounts reported on filings with the Securities and Exchange Commission. Adjusted revenue, ne t income, and diluted earnings per share are non - GAAP financial measures representing GAAP balances that, in this earnings release , are adjusted to exclude the effects of 2023 interim rate relief related to the delayed 2021 California GRC recorded by the Compan y i n March 2024. These non - GAAP financial measures are provided as additional information for investors and analysts to better assess the Company’s 2025 financial performance as compared to 2024 without the impact of the 2023 interim rate relief on 2024 results. Management also uses these non - GAAP financial measures in evaluating the Company’s performance. These non - GAAP financial measures may be different from non - GAAP financial measures used by other companies, even when the same or similarly titled terms are used to identify such measures, limiting their usefulness for comparative purposes. Further, these non - GAAP financial measur es should be considered as a supplement to the financial information prepared on a GAAP basis rather than an alternative to the respective GAAP measures. Non - GAAP Financial Measures

Reconciliation of Non - GAAP Financial Measures 17 Three Months Ended March 31, (in millions, except per share amounts) 2024 2025 $270,749 $203,973 Reported GAAP Operating Revenue Adjustments: ($90,266) - 2023 interim rate relief related to the 2021 California GRC recorded in 2024 $180,483 $203,973 Adjusted Operating Revenue (non - GAAP) $69,917 $13,331 Reported GAAP Net Income Adjustments: ($65,813) - 2023 interim rate relief related to the 2021 California GRC recorded in 2024 $4,104 $13,331 Adjusted Net Income attributable to California Water Service Group (non - GAAP) $1.21 $0.22 Reported GAAP Diluted Earnings Per Share Adjustments: ($1.14) - 2023 interim rate relief related to the 2021 California GRC recorded in 2024 $0.07 $0.22 Adjusted Diluted Earnings Per Share (non - GAAP)